                                                                    EXHIBIT 4.1


   NUMBER                                                             SHARES

COMMON STOCK              [REPEATER TECHNOLOGIES LOGO]             COMMON STOCK


THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP __________

THIS CERTIFIES THAT                                  SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                   PRIVILEGES AND RESTRICTIONS
                                                            OF SHARES


IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

                          REPEATER TECHNOLOGIES, INC.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          REPEATER TECHNOLOGIES, INC.
                                CORPORATE SEAL
CHIEF FINANCIAL OFFICER       FEBRUARY 11, 2000                   PRESIDENT
                                    DELAWARE




COUNTERSIGNED AND REGISTERED
    U.S. STOCK TRANSFER CORPORATION
      TRANSFER AGENT AND REGISTRAR

By:

               AUTHORIZED SIGNATURE

                          REPEATER TECHNOLOGIES, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN   - as joint tenants with right of                                          (State)
                survivorship and not as tenants         UNIF TRF MIN ACT - ________________ Custodian (until age ____)
                in common                                                        (Cust)
                                                                           ___________________ under Uniform Transfers
                                                                                 (Minor)
                                                                           to Minors Act _____________________________
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ________________________________


                                     X _______________________________________

                                     X _______________________________________
                                     NOTICE: THE SIGNATURE(S) OF THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED


By _______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.